Exhibit 10(i)

AMENDMENT TO LOAN DOCUMENTS THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of AUGUST 10, 2011, by and between FREDERICK COUNTY BANCORP, INC., a Maryland corporation (the “Borrower”), and ATLANTIC CENTRAL BANKERS BANK (the “Lender”). BACKGROUND A. On July 22, 2009, the Borrower executed and delivered to Lender, inter alia, a Promissory Note and Security Agreement (the “Note”) evidencing a loan in the principal sum of Four Million and No/100 Dollars ($4,000,000) (the “Loan”) and that certain commitment letter dated July 20, 2009 (the “Commitment Letter”), as may be amended from time to time and other documents described in or accompanying the Note, including, any pledge agreements, collateral assignments, and other agreements, instruments, certificates (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Borrower’s obligations to the Lender for one or more loans or other extensions of credit (the “Obligations”). B. The outstanding principal balance of the Loan as of August 8, 2011 is Two Million Six Hundred Fifty Thousand and No/100 Dollars ($2,650,000.00). C. The Borrower and the Lender desire to amend the Loan Documents as provided for in this Amendment. NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows: 1. The Loan Documents are hereby amended such that: (a) the maturity date shall be extended to July 22, 2012 (the “Maturity Date”); (b) the interest rate shall be reduced to a floating rate equal to the Wall Street Journal Prime, subject to an interest rate floor of 3.75%; (c) in conjunction with the extension of the Maturity Date, Borrower shall remit a renewal fee in the amount of Five Thousand and NO/l00 Dollars ($5,000.00); (d) the Borrower will pay to the Lender, monthly payments of interest only, with all then outstanding principal, accrued but unpaid interest and any other sums due and payable under the Loan Documents, due and payable in full on the Maturity Date; (e) the Borrower is not in default under any material existing agreement, and no Default hereunder has occurred and is continuing; (f) the Borrower and the Bank have filed or caused to be filed all tax returns (including, without limitation, those relating to Federal and state income taxes) required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against either of them (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books). No tax liens have been filed against the property or assets of the Borrower or the Bank, and no claims are being asserted with respect to such taxes which, if adversely determined, would have a material adverse effect upon the financial condition, business or operations of the Borrower or the Bank;

(g) all balance sheets, profit and loss statements, and other financial statements of the Borrower and the Bank which have heretofore been delivered to Lender are true and correct and present fairly, accurately and completely the consolidated financial position of the Borrower and the Bank and the results of their respective operations as of the dates and for the periods for which the same are furnished. All such financial statements have been prepared in accordance with GAAP applied on a consistent basis. Neither the Borrower nor any Subsidiary possesses any “loss contingency” (as that term is defined in Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 5 - “SFAS 5”) which is required to be accrued, reflected, or reserved against in its balance sheet or disclosed in the footnotes to such balance sheet and which is not so accrued, reflected or reserved against or so disclosed. There has been no material adverse change in the business, properties, operations or condition (financial or otherwise) of the Borrower or the Bank since the date of the financial statements which were most recently furnished by the Borrower to Lender. No event has occurred which could reasonably be expected to interfere substantially with the normal business operations of the Borrower, except as disclosed in writing to Lender heretofore or concurrently herewith; (h) the proceeds of the Loan shall be used by the Borrower for (a) the purchase of bank stock and investments; (b) to provide short-term funding for the Borrower to use primarily to infuse capital in Frederick County Bank in order to maintain its well capitalized status; and (c) general corporate purposes, including but not limited to the purchase of OREO properties.; (i) all operations of the Borrower and the Bank have been carried on in accordance in all material respects with all applicable laws, statutes, ordinances, rules and regulations. No investigation by any governmental authority, federal, state or local, is pending or threatened against Borrower or the Bank; (j) the Borrower shall not merge or consolidate with or acquire all or substantially all of the assets or operations of any financial institution whose deposits are insured by the FDIC. The Borrower shall not acquire securities of any financial institution that have the right to cast more than 20% of all of the votes entitled to be cast for the election of directors of that financial institution. In addition, the Borrow shall not acquire or enter into any business or line of business that the Borrower in not engaged in at the Closing Date; (k) any and all references to the Note or Commitment Letter in any other Loan Document shall be deemed to refer to the Note and Commitment Letter as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control. 2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. 3. The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment. 4. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission. 5. This Amendment will be binding upon and inure to the benefit of the Borrower and the Lender and its respective heirs, executors, administrators, successors and assigns. 6. This Amendment has been delivered to and accepted by the Lender and will be deemed to be made in the State where the Lender’s office indicated in the Loan Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Lender’s office indicated in the Loan Documents is located, excluding its conflict of laws rules. 7. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents. WITNESS the due execution of this Amendment as a document under seal as of the date first written above. FREDERICK COUNTY BANCORP INC. By: /s/ William R. Talley, Jr. William R. Talley, Jr. EVP, CFO ATLANTIC CENTRAL BANKERS BANK By: /s/ Bernadette M. Kibe Bernadette M. Kibe AVP, Financial Institutions

STATE OF MARYLAND : : ss COUNTY OF FREDERICK : On this, the 10th day of August, 2011 before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared William R. Talley, Jr., who acknowledged himself to be the EVP, CFO, of Frederick County Bancorp, Inc. that he as such officer, being authorized to do so, executed the foregoing Amendment to Loan Documents on behalf of said state association for the purposes therein contained. WITNESS my hand and seal the day and year aforesaid. [SEAL] /s/ Gloria Jean Poole * GLORIA JEAN POOLE * NOTARY PUBLIC FREDERICK CO., MD Notary Public My Commission Expires: September 1, 2014 COMMONWEALTH OF PENNSYLVANIA : : ss COUNTY OF CUMBERLAND : On this, the 11th day of August, 2011, before me, the subscriber, a Notary Public in and for the Commonwealth and County aforesaid, personally appeared Bernadette M. Kibe, AVP, Financial Institutions of Atlantic Central Bankers Bank, a state banking institution and who acknowledged that she as such officer, being authorized to do so, executed the foregoing Amendment to Loan Documents on behalf of said state banking institution for the purposes therein contained. WITNESS my hand and seal the day and year aforesaid. [SEAL] /s/ Jody L. Diehl Notary Public My Commission Expires: July 10, 2013 COMMONWEALTH OF PENNSYLVANIA Notarial Seal Jody L. Diehl, Notary Public Camp Hill Boro, Cumberland County My Commission Expires July 10, 2013 Member, Pennsylvania Association of Notaries